Exhibit 10.18
Execution Copy
Joinder Agreement
This JOINDER AGREEMENT, dated as of September 16, 2008 is delivered pursuant to:
(i) Section 15 of the First Priority Pledge and Security Agreement and Irrevocable Proxy (as amended, supplemented, restated or otherwise modified from time to time, the “First Priority Pledge and Security Agreement”), dated as of June 4, 2008, among Residential Funding Company, LLC, GMAC Mortgage, LLC, certain of their Affiliates from time to time parties thereto as Grantors, GMAC LLC, as Lender and Lender Agent (in such capacity, the “First Priority Lender”), and Wells Fargo Bank, N.A., as First Priority Collateral Agent (in such capacity, the “First Priority Collateral Agent”);
(ii) Section 16 of the Second Priority Pledge and Security Agreement and Irrevocable Proxy (as amended, supplemented, restated or otherwise modified from time to time, the “Second Priority Pledge and Security Agreement”), dated as of June 6, 2008, among Residential Capital, LLC, certain of its affiliates from time to time parties thereto as Grantors, U.S. Bank National Association, as Trustee (the “2010 Trustee”), and Wells Fargo Bank, N.A., as Second Priority Collateral Agent (in such capacity, the “Second Priority Collateral Agent”);
(iii) Section 16 of the Third Priority Pledge and Security Agreement and Irrevocable Proxy (as amended, supplemented, restated or otherwise modified from time to time, the “Third Priority Pledge and Security Agreement”), dated as of June 6, 2008, among Residential Capital, LLC, certain of its affiliates from time to time parties thereto as Grantors, U.S. Bank National Association, as Trustee (the “2015 Trustee”), and Wells Fargo Bank, N.A., as Second Priority Collateral Agent (in such capacity, the “Third Priority Collateral Agent”);
(iv) Section 16 of the Hedge Pledge and Security Agreement and Irrevocable Proxy (as amended, supplemented, restated or otherwise modified from time to time, the “Hedge Pledge and Security Agreement” and, together with the First Priority Pledge and Security Agreement, Second Priority Security Agreement and Third Priority Security Agreement, each a “Security Agreement” and collectively, the “Security Agreements”), dated as of August 14, 2008, among Residential Funding Company, LLC, GMAC Mortgage, LLC, certain of their Affiliates from time to time parties thereto as Grantors, and GMAC LLC (in such capacity, the “Hedge Counterparty”); and
(v) Section 8.10 of the Intercreditor Agreement (as amended, supplemented, restated or otherwise modified from time to time, the “Intercreditor Agreement”), dated as of June 6, 2008, among Residential Capital, LLC, Residential Funding Company, LLC, GMAC Mortgage, LLC, certain of their affiliates from time to time parties thereto, the First Priority Lender, the 2010 Trustee, the 2015 Trustee, the First Priority Collateral Agent, the Second Priority Collateral Agent, the Third Priority Collateral Agent, and Wells Fargo Bank, N.A., as collateral control agent (in such capacity, the “Collateral Control Agent”).
WHEREAS, Section 4.03 of the Loan Agreement (as defined under the First Priority Pledge and Security Agreement, and as amended, supplemented, amended and restated or otherwise modified from time to time) requires the Obligors (as defined in the Loan Agreement) to use commercially reasonable efforts to restructure their cash management system prior to the
Joinder Agreement — Additional Account Parties

Account Transfer Date (as defined in the Loan Agreement) so as to enable the Collateral Control Agent to exercise control over all material bank and securities accounts of Residential Capital, LLC and its Subsidiaries (as defined in the Loan Agreement) intended to contain solely funds and securities of Residential Capital, LLC and its Subsidiaries, subject to certain exceptions described therein;
WHEREAS, Section 11(a)(xv) of the Second Priority Pledge and Security Agreement requires that if any Obligor takes action to grant the First Priority Collateral Agent additional collateral it shall do the same for the Second Priority Collateral Agent; and
WHEREAS, Section 11(a)(xv) of the Third Priority Pledge and Security Agreement, which requires that if any Obligor takes action to grant the First Priority Collateral Agent additional collateral it shall do the same for the Third Priority Collateral Agent.
Capitalized terms used herein without definition are used as defined in the First Pledge and Security Agreement.
By executing and delivering this Joinder Agreement, each entity signing as Additional Account Party below (each a “New Additional Account Party”, and collectively the “New Additional Account Parties”):
(a) as provided in Section 15 of the First Priority Pledge and Security Agreement, hereby becomes a party to the First Priority Pledge and Security Agreement as an Additional Account Party thereunder with the same force and effect as if originally named as an Additional Account Party therein and, without limiting the generality of the foregoing, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, hereby mortgages, pledges, assigns, transfers and hypothecates to the First Priority Collateral Agent for the benefit of the Lender Parties, and grants to the First Priority Collateral Agent for the benefit of the Lender Parties a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of such Additional Account Party described in Annex A and expressly assumes all obligations and liabilities of an Additional Account Party thereunder. Each New Additional Account Party hereby agrees to be bound as an Additional Account Party for the purposes of the First Priority Pledge and Security Agreement;
(b) as provided in Section 16 of the Second Priority Pledge and Security Agreement, hereby becomes a party to the Second Priority Pledge and Security Agreement as an Additional Account Party thereunder with the same force and effect as if originally named as an Additional Account Party therein and, without limiting the generality of the foregoing, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations (as defined in the Second Priority Pledge and Security Agreement), hereby mortgages, pledges, assigns, transfers and hypothecates to the Second Priority Collateral Agent for the benefit of the Notes Parties (as defined in the Second Priority Pledge and Security Agreement), and grants to the Second Priority Collateral Agent for the benefit of the Notes Parties (as defined in the Second Priority Pledge and Security Agreement) a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the undersigned described in Annex A and expressly assumes all obligations and
Joinder Agreement — Additional Account Parties

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liabilities of an Additional Account Party thereunder. The undersigned hereby agrees to be bound as an Additional Account Party for the purposes of the Second Priority Pledge and Security Agreement;
(c) as provided in Section 16 of the Third Priority Pledge and Security Agreement, hereby becomes a party to the Third Priority Pledge and Security Agreement as an Additional Account Party thereunder with the same force and effect as if originally named as an Additional Account Party therein and, without limiting the generality of the foregoing, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations (as defined in the Third Priority Pledge and Security Agreement), hereby mortgages, pledges, assigns, transfers and hypothecates to the Third Priority Collateral Agent for the benefit of the Notes Parties (as defined in the Third Priority Pledge and Security Agreement), and grants to the Third Priority Collateral Agent for the benefit of the Notes Parties (as defined in the Third Priority Pledge and Security Agreement) a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the undersigned described in Annex A and expressly assumes all obligations and liabilities of an Additional Account Party thereunder. The undersigned hereby agrees to be bound as an Additional Account Party for the purposes of the Third Priority Pledge and Security Agreement.
(d) as provided in Section 16 of the Hedge Pledge and Security Agreement, hereby becomes a party to the Hedge Pledge and Security Agreement as an Additional Account Party thereunder with the same force and effect as if originally named as an Additional Account Party therein and, without limiting the generality of the foregoing, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations (as defined in the Hedge Pledge and Security Agreement), hereby mortgages, pledges, assigns, transfers and hypothecates to the Hedge Counterparty, and grants to the Hedge Counterparty a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of such Additional Account Party described in Annex A and expressly assumes all obligations and liabilities of an Additional Account Party thereunder. Each New Additional Account Party hereby agrees to be bound as an Additional Account Party for the purposes of the Hedge Pledge and Security Agreement; and
(e) as provided in Section 8.10 of the Intercreditor Agreement, hereby becomes a party to the Intercreditor Agreement as an Obligor thereunder with the same force and effect as if originally named as an Obligor therein and, without limiting the generality of the foregoing, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations (as defined in the Intercreditor Agreement), hereby mortgages, pledges, assigns, transfers and hypothecates to the Collateral Control Agent, and grants to the Collateral Control Agent a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of such Additional Account Party described in Annex A and expressly assumes all obligations and liabilities of an Obligor thereunder. Each New Additional Account Party hereby agrees to be bound as an Obligor for the purposes of the Intercreditor Agreement.
In addition to the foregoing, each New Additional Account Party hereby agrees to be bound by the terms and conditions of the Loan Agreement as if it had signed as an Obligor thereunder.
Joinder Agreement — Additional Account Parties

3

By executing and delivering this Joinder Agreement, each entity signing as an Existing Pledgor below (each an “Existing Pledgor”, and collectively the “Existing Pledgors”):
(a) as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, hereby mortgages, pledges, assigns, transfers and hypothecates to the First Priority Collateral Agent for the benefit of the Lender Parties, and grants to the First Priority Collateral Agent for the benefit of the Lender Parties a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of such Existing Pledgor described in Annex A and, in addition to its existing obligations and liabilities under the First Priority Pledge and Security Agreement, expressly assumes all obligations and liabilities of an Additional Account Party thereunder. Each Existing Pledgor hereby agrees to be bound as an Additional Account Party for the purposes of the First Priority Pledge and Security Agreement, in addition to its existing obligations and liabilities thereunder;
(b) as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations (as defined in the Second Priority Pledge and Security Agreement), hereby mortgages, pledges, assigns, transfers and hypothecates to the Second Priority Collateral Agent for the benefit of the Notes Parties (as defined in the Second Priority Pledge and Security Agreement), and grants to the Second Priority Collateral Agent for the benefit of the Notes Parties (as defined in the Second Priority Pledge and Security Agreement) a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the undersigned described in Annex A and, in addition to its existing obligations and liabilities under the Second Priority Pledge and Security Agreement, expressly assumes all obligations and liabilities of an Additional Account Party thereunder. Each Existing Pledgor hereby agrees to be bound as an Additional Account Party for the purposes of the Second Priority Pledge and Security Agreement, in addition to its existing obligations and liabilities thereunder;
(c) as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations (as defined in the Third Priority Pledge and Security Agreement), hereby mortgages, pledges, assigns, transfers and hypothecates to the Third Priority Collateral Agent for the benefit of the Notes Parties (as defined in the Third Priority Pledge and Security Agreement), and grants to the Third Priority Collateral Agent for the benefit of the Notes Parties (as defined in the Third Priority Pledge and Security Agreement) a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the undersigned described in Annex A and, in addition to its existing obligations and liabilities under the Third Priority Pledge and Security Agreement, expressly assumes all obligations and liabilities of an Additional Account Party thereunder. Each Existing Pledgor hereby agrees to be bound as an Additional Account Party for the purposes of the Third Priority Pledge and Security Agreement, in addition to its existing obligations and liabilities thereunder;
(d) as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations (as defined in the Hedge Pledge and Security Agreement), hereby mortgages, pledges, assigns, transfers and hypothecates to the Hedge Counterparty, and grants to the Hedge Counterparty a lien on and
Joinder Agreement — Additional Account Parties

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security interest in, all of its right, title and interest in, to and under the Collateral of such Additional Account Party described in Annex A and, in addition to its existing obligations and liabilities under the Hedge Pledge and Security Agreement, expressly assumes all obligations and liabilities of an Additional Account Party thereunder. Each Existing Pledgor hereby agrees to be bound as an Additional Account Party for the purposes of the Hedge Pledge and Security Agreement, in addition to its existing obligations and liabilities thereunder; and
(e) as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations (as defined in the Intercreditor Agreement), hereby mortgages, pledges, assigns, transfers and hypothecates to the Collateral Control Agent, and grants to the Collateral Control Agent a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of such Additional Account Party described in Annex A and expressly assumes all obligations and liabilities of an Additional Account Party thereunder. Each New Additional Account Party hereby agrees to be bound as an Obligor for the purposes of the Intercreditor Agreement.
The information set forth in Annex B is hereby added to the information set forth in Schedules I through XI and Attachment I to each Security Agreement. By acknowledging and agreeing to this Joinder Agreement, each New Additional Account Party hereby agrees that this Joinder Agreement may be attached to each Security Agreement and that the Collateral listed on Annex A to this Joinder Amendment shall be and become part of the Collateral referred to in each Security Agreement and shall secure all Obligations (as defined in the Security Agreements).
Each New Additional Account Party hereby represents and warrants that each of the representations and warranties contained in (i) Section 6 of the First Priority Pledge and Security Agreement applicable to it, (ii) Section 7 of the Second Priority Pledge and Security Agreement applicable to it, (iii) Section 7 of the Third Priority Pledge and Security Agreement applicable to it, and (iv) Section 7 of the Hedge Pledge and Security Agreement applicable to it, is true and correct on and as the date hereof as if made on and as of such date.
Joinder Agreement — Additional Account Parties

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IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

AMERILAND, LLC, as New Additional Account Party

By: REG-PFH, LLC, its Sole Member

By: /s/ David Flavin Name: David Flavin
Title: Chief Financial Officer

REG-PFH, LLC,
as New Additional Account Party

By: /s/ David Flavin

Name: David Flavin
Title: Chief Financial Officer

HOME CONNECTS LENDING SERVICES, LLC,
as New Additional Account Party

By: /s/ James Young

Name: James Young
Title: Chief Financial Officer

MINT I, LLC,
as New Additional Account Party

By: /s/ James Young

Name: James Young
Title: Chief Financial Officer
Joinder Agreement — Additional Account Parties

MINT I VFN HOLDINGS, LLC, as New Additional Account Party

By: /s/ James Young
Name: James Young
Title: Chief Financial Officer

EASTERN MASSACHUSETTS REAL ESTATE, LLC, as New Additional Account Party

By: /s/ James Young
Name: James Young
Title: Chief Financial Officer

KOENIG & STREY INSURANCE AGENCY, LLC, as New Additional Account Party

By: /s/ James Young
Name: James Young
Title: Chief Financial Officer

KOENIG & STREY, LLC, as New Additional Account Party

By: /s/ James Young
Name: James Young
Title: Chief Financial Officer

PACIFIC UNION REAL ESTATE GROUP, LTD., as New Additional Account Party

By: /s/ James Young
Name: James Young
Title: Chief Financial Officer
Joinder Agreement — Additional Account Parties

REFERRAL NETWORK OF IL, LLC, as New Additional Account Party

By: /s/ James Young
Name: James Young
Title: Chief Financial Officer

REFERRAL NETWORK OF MASSACHUSETTS, LLC, as New Additional Account Party

By: /s/ James Young
Name: James Young
Title: Chief Financial Officer

REFERRAL NETWORK OF NY/NJ, LLC, as New Additional Account Party

By: /s/ James Young
Name: James Young
Title: Chief Financial Officer

REFERRAL NETWORK OF PUREG, INC., as New Additional Account Party

By: /s/ James Young
Name: James Young
Title: Chief Financial Officer

GHS METRO NY, LLC, as New Additional Account Party

By: /s/ James Young
Name: James Young
Title: Chief Financial Officer
Joinder Agreement — Additional Account Parties

GMAC GLOBAL RELOCATION SERVICES, LLC, as New Additional Account Party

By: /s/ James Young
Name: James Young
Title: Chief Financial Officer

GMACR MORTGAGE PRODUCTS, LLC, as New Additional Account Party

By: /s/ James Young

Name: James Young
Title: Chief Financial Officer

DITECH, LLC, as New Additional Account Party

By: /s/ James Young

Name: James Young
Title: Chief Financial Officer

GHS MORTGAGE, LLC, as New Additional Account Party

By: /s/ James Young

Name: James Young
Title: Chief Financial Officer

RESIDENTIAL CONSUMER SERVICES, LLC, as New Additional Account Party

By: /s/ James Young

Name: James Young
Title: Chief Financial Officer
Joinder Agreement — Additional Account Parties

GMAC MORTGAGE USA CORPORATION,
as New Additional Account Party

By: /s/ James Young Name: James Young
Title: Chief Financial Officer

GMAC REAL ESTATE, LLC,
as New Additional Account Party

By: /s/ James Young Name: James Young
Title: Chief Financial Officer

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,
as New Additional Account Party

By: /s/ James Young Name: James Young
Title: Chief Financial Officer

MFC ASSET, LLC,
as New Additional Account Party

By: /s/ James Young Name: James Young
Title: Chief Financial Officer

RFC ADVANCE DEPOSITOR, LLC,
as New Additional Account Party

By: /s/ James Young Name: James Young
Title: Chief Financial Officer
Joinder Agreement — Additional Account Parties

RFC ASSET MANAGEMENT, LLC,
as New Additional Account Party

By: /s/ James Young

Name: James Young
Title: Chief Financial Officer

RFC SFJV-2002, LLC,
as New Additional Account Party

By:	RFC ASSET MANAGEMENT, LLC,
its sole member

By: /s/ James Young
Name: James Young
Title: Chief Financial Officer

RCSFJV2004, LLC,
as New Additional Account Party

By:	RFC ASSET MANAGEMENT, LLC,
its sole member

By: /s/ James Young
Name: James Young
Title: Chief Financial Officer

UNION TRUST MORTGAGE SERVICES, INC.,
as New Additional Account Party

By: /s/ James Young

Name: James Young
Title:	Chief Financial Officer
Joinder Agreement — Additional Account Parties

DEVELOPERS OF HIDDEN SPRINGS, LLC,
as Existing Pledgor

By: /s/ David Flavin Name: David Flavin
Title: Chief Financial Officer

DOA HOLDING PROPERTIES, LLC,
as Existing Pledgor

By: /s/ David Flavin Name: David Flavin
Title: Chief Financial Officer

GMAC HOME SERVICES, LLC,
as Existing Pledgor

By: /s/ James Young Name: James Young
Title: Chief Financial Officer

RFC ASSET HOLDINGS II, LLC,
as Existing Pledgor

By: /s/ James Young
Name: James Young
Title: Chief Financial Officer
Joinder Agreement — Additional Account Parties

ACKNOWLEDGED AND AGREED
as of the date first above written:

GMAC LLC as Lender Agent

By: /s/ David C. Walker Name: David C. Walker
Title: Group Vice President & Treasurer

GMAC LLC as Hedge Counterparty

By: /s/ David C. Walker Name: David C. Walker
Title: Group Vice President & Treasurer
Joinder Agreement — Additional Account Parties

WELLS FARGO BANK, N.A., as First Priority Collateral Agent

By: /s/ Alfia Monastra Name: Alfia Monastra
Title: Vice President

WELLS FARGO BANK, N.A., as Second Priority Collateral Agent

By: /s/ Alfia Monastra

Name: Alfia Monastra
Title: Vice President

WELLS FARGO BANK, N.A., as Third Priority Collateral Agent

By: /s/ Alfia Monastra

Name: Alfia Monastra
Title: Vice President

WELLS FARGO BANK, N.A., as Collateral Control Agent

By: /s/ Alfia Monastra

Name: Alfia Monastra
Title: Vice President
Joinder Agreement — Additional Account Parties

ACKNOWLEDGED AND AGREED FOR
PURPOSES OF THE LOAN AGREEMENT
as of the date first above written:

GMAC MORTGAGE, LLC

By: /s/ James Young Name: James Young
Title: Chief Financial Officer

RESIDENTIAL FUNDING COMPANY, LLC

By: /s/ James Young

Name: James Young
Title: Chief Financial Officer
Joinder Agreement — Additional Account Parties

ANNEX A
TO JOINDER AGREEMENT
Description of Collateral
As used in the Joinder Agreement to which this Annex A is attached, the “Collateral” of each New Additional Account Party and each Existing Pledgor executing this Joinder Agreement shall mean with respect to such New Additional Account Party or Existing Pledgor:
All of such New Additional Account Party’s or Existing Pledgor’s right, title and interest, in, to, and under, whether now or hereafter existing, owned or acquired and wherever located and howsoever created, arising or evidenced, all of the following:
     (a) all Deposit Accounts identified opposite such New Additional Account Party’s or Existing Pledgor’s name on Schedule X to the Pledge and Security Agreement (including, without limitation, the Deposit Accounts described in Annex B hereto) and any Property deposited or carried therein or credit thereto and any replacement account therefor; and
     (b) all Proceeds, products, offspring, rents, issues, profits and returns of and from, and all distributions on and rights arising out of, any of the foregoing;
provided that, notwithstanding the foregoing, the “Collateral” described in this Annex A shall not include Excluded Assets. Each New Additional Account Party and each Existing Pledgor shall, from time to time, execute and deliver to the Lender Agent, as the Lender Agent may reasonably request, all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action as the Lender Agent reasonably deems necessary or advisable to ensure a first priority, perfected security interest in all or any portion of the Collateral.
Joinder Agreement — Additional Account Parties

A-1

ANNEX B
TO JOINDER AGREEMENT
Updated Information to Schedules I-XI and Attachment Ito each Security Agreement
     1. Schedule I to the each Security Agreement is amended by the addition of the following:
AMERILAND, LLC
Jurisdiction of Formation: Colorado
FEIN: 84-1470699
State organization ID number: 19971200811
Chief Executive Office/Principal place of business:
One Meridian Crossings, Suite 100
Minneapolis, MN 55423
REG-PFH, LLC
Jurisdiction of Formation: Delaware
FEIN: 42-1562699
State organization ID number: 060530791
Chief Executive Office/Principal place of business:
One Meridian Crossings, Suite 100
Minneapolis, MN 55423
HOME CONNECTS LENDING SERVICES, LLC
Jurisdiction of Formation: Pennsylvania
FEIN: 25-1849412
State organization ID number: 2909825
Chief Executive Office/Principal place of business:
1100 Virginia Drive
Fort Washington, PA 19034-3200
MINT I, LLC
Jurisdiction of Formation: Delaware
FEIN: 20-8719302
State organization ID number: 4283292
Chief Executive Office/Principal place of business:
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
MINT I VFN HOLDINGS, LLC
Joinder Agreement — Additional Account Parties

Jurisdiction of Formation: Delaware
FEIN: 26-0335150
State organization ID number: 4283297
Chief Executive Office/Principal place of business:
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
EASTERN MASSACHUSETTS REAL ESTATE, LLC
Jurisdiction of Formation: Delaware
FEIN: 04-3109755
State organization ID number: 4218266
Chief Executive Office/Principal place of business:
13 Enon Street
Beverly, MA 01915-1115
KOENIG & STREY INSURANCE AGENCY, LLC
Jurisdiction of Formation: Delaware
FEIN: 36-3739756
State organization ID number: 4149084
Chief Executive Office/Principal place of business:
3201 Old Glenview Road
Wilmette, IL 60091-2999
KOENIG & STREY, LLC
Jurisdiction of Formation: Delaware
FEIN: 36-2434402
State organization ID number: 4149101
Chief Executive Office/Principal place of business:
3201 Old Glenview Road
Wilmette, IL 60091-2999
PACIFIC UNION REAL ESTATE GROUP, LTD.
Jurisdiction of Formation: California
FEIN: 94-3069307
State organization ID number: C1617136
Chief Executive Office/Principal place of business:
567 Sycamore Valley Road West
Danville, CA 94526-3900
Joinder Agreement — Additional Account Parties

REFERRAL NETWORK OF IL, LLC
Jurisdiction of Formation: Delaware
FEIN: 25-1876439
State organization ID number: 3305663
Chief Executive Office/Principal place of business:
3201 Old Glenview Road
Wilmette, IL 60091-2999
REFERRAL NETWORK OF MASSACHUSETTS, LLC
Jurisdiction of Formation: Delaware
FEIN: 06-1269599
State organization ID number: 4119843
Chief Executive Office/Principal place of business:
13 Enon Street
Beverly, MA 01915-1115
REFERRAL NETWORK OF NY/NJ, LLC
Jurisdiction of Formation: Delaware
FEIN: 52-2248651
State organization ID number: 3241369
Chief Executive Office/Principal place of business:
2021 Spring Road Suite #300
Oak Brook, IL 60523-1853
REFERRAL NETWORK OF PUREG, INC.
Jurisdiction of Formation: Delaware
FEIN: 73-1685358
State organization ID number: 3719971
Chief Executive Office/Principal place of business:
567 Sycamore Valley Road West
Danville, CA 94526-3900
GHS METRO NY, LLC
Jurisdiction of Formation: Delaware
FEIN: 52-2228184
State organization ID number: 3205042
Chief Executive Office/Principal place of business:
2021 Spring Road Suite #300
Oak Brook, IL 60523-1853
Joinder Agreement — Additional Account Parties

GMAC GLOBAL RELOCATION SERVICES, LLC
Jurisdiction of Formation: Delaware
FEIN: 23-2966321
State organization ID number: 2909282
Chief Executive Office/Principal place of business:
2021 Spring Road Suite #300
Oak Brook, IL 60523-1853
GMACR MORTGAGE PRODUCTS, LLC
Jurisdiction of Formation: Delaware
FEIN: 03-0536369
State organization ID number: 3752757
Chief Executive Office/Principal place of business:
1100 Virginia Drive
Fort Washington, PA 19034-3200
DITECH, LLC
Jurisdiction of Formation: Delaware
FEIN: 23-2887228
State organization ID number: 2721623
Chief Executive Office/Principal place of business:
1100 Virginia Drive
Fort Washington, PA 19034-3200
GHS MORTGAGE, LLC
Jurisdiction of Formation: Delaware
FEIN: 23-2913766
State organization ID number: 2766949
Chief Executive Office/Principal place of business:
7 Carnegie Plaza Suite #100
Cherry Hill, NJ 08003-1020
RESIDENTIAL CONSUMER SERVICES, LLC
Jurisdiction of Formation: Delaware
FEIN: 20-4812167
State organization ID number: 4150635
Chief Executive Office/Principal place of business:
1100 Virginia Drive
Fort Washington, PA 19034-3200
Joinder Agreement — Additional Account Parties

GMAC MORTGAGE USA CORPORATION
Jurisdiction of Formation: Delaware
FEIN: 20-4796930
State organization ID number: 4149107
Chief Executive Office/Principal place of business:
1100 Virginia Drive
Fort Washington, PA 19034-3200
GMAC REAL ESTATE, LLC
Jurisdiction of Formation: Delaware
FEIN: 52-2205242
State organization ID number: 3135545
Chief Executive Office/Principal place of business:
2021 Spring Road Suite #300
Oak Brook, IL 60523-1853
RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
Jurisdiction of Formation: Delaware
FEIN: 75-2006294
State organization ID number: 2053532
Chief Executive Office/Principal place of business:
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
MFC ASSET, LLC
Jurisdiction of Formation: Delaware
FEIN: 20-0464146
State organization ID number: 4218328
Chief Executive Office/Principal place of business:
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
RFC ADVANCE DEPOSITOR, LLC
Jurisdiction of Formation: Delaware
FEIN: 72-1590384
State organization ID number: 4219245
Chief Executive Office/Principal place of business:
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Joinder Agreement — Additional Account Parties

RFC ASSET MANAGEMENT, LLC
Jurisdiction of Formation: Delaware
FEIN: 06-1664678
State organization ID number: 3110518
Chief Executive Office/Principal place of business:
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
RFC SFJV-2002, LLC
Jurisdiction of Formation: Nevada
FEIN: 06-1664670
State organization ID number: LLC14621-2002
Chief Executive Office/Principal place of business:
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
3993 Howard Hughes Parkway
Suite 250
Las Vegas, NV 89169
RCSFJV2004, LLC
Jurisdiction of Formation: Nevada
FEIN: 20-3802722
State organization ID number: E0669262005-6
Chief Executive Office/Principal place of business:
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
3993 Howard Hughes Parkway
Suite 250
Las Vegas, NV 89169
UNION TRUST MORTGAGE SERVICES, INC.
Jurisdiction of Formation: California
FEIN: 94-3159344
State organization ID number: C1819424
Chief Executive Office/Principal place of business:
567 Sycamore Valley Road West
Danville, CA 94526-3900
Joinder Agreement — Additional Account Parties

     2. Schedule III to each Security Agreement is amended by the addition of the following to Section 1 thereto:
AMERILAND, LLC
Prior names: N/A
REG-PFH, LLC
Prior names: REG-PFH, Inc.
HOME CONNECTS LENDING SERVICES, LLC
Prior names: ATM, LLC
MINT I, LLC
Prior names: N/A
MINT I VFN HOLDINGS. LLC
Prior names: N/A
EASTERN MASSACHUSETTS REAL ESTATE, LLC
Prior names: Eastern Massachusetts Real Estate, Inc.
KOENIG & STREY INSURANCE AGENCY, LLC
Prior names: Koenig & Strey Insurance Agency, Inc.
KOENIG & STREY, LLC
Prior names: Koenig & Strey, Inc.
PACIFIC UNION REAL ESTATE GROUP, LTD.
Prior names: N/A
REFERRAL NETWORK OF IL, LLC
Prior names:
10/23/2000-02/20/2001 Referral Network of Koenig & Strey, Inc.
02/20/2001-06/20/2006 Referral Network of IL, Inc.
REFERRAL NETWORK OF MASSACHUSETTS, LLC
Prior names: Referral Network of Massachusetts, Inc.
Joinder Agreement — Additional Account Parties

REFERRAL NETWORK OF NY/NJ, LLC
Prior names:
06/08/2000-02/20/2001 Referral Network of GHS Metro NY, Inc.
02/20/2001-08/17/2006 Referral Network of NY/NJ, Inc.
REFERRAL NETWORK OF PUREG, INC.
Prior names: N/A
GHS METRO NY, LLC
Prior names: GHS Metro NY, Inc.
GMAC GLOBAL RELOCATION SERVICES, LLC
Prior names:
06/16/1998-11/16/1999 GMAC Relocation Services, Inc.
11/16/1999-08/11/2006 GMAC Global Relocation Services, Inc.
GMACR MORTGAGE PRODUCTS, LLC
Prior names: GMACR Mortgage Products, Inc.
DITECH, LLC
Prior names:
02/25/1997-06/18/1999 GMAC Mortgage Venture, Inc.
06/18/1999-03/01/2006 ditech.com, Inc.
03/01/2006-01/29/2008 ditech.com, LLC
GHS MORTGAGE, LLC
Prior names: Residential Alliance LLC
RESIDENTIAL CONSUMER SERVICES, LLC
Prior names: Residential Consumer Services, Inc.
GMAC MORTGAGE USA CORPORATION
Prior names: N/A
Joinder Agreement — Additional Account Parties

GMAC REAL ESTATE, LLC
Prior names: N/A

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
Prior names: Salomon Brothers Mortgage Securities IV, Inc.

MFC ASSET, LLC
Prior names: MFC Asset Corporation

RFC ADVANCE DEPOSITOR, LLC
Prior names: RFC Advance Depositor, Inc.

RFC ASSET MANAGEMENT, LLC
Prior names: RFC Asset Management, Inc.

RFC SFJV-2002, LLC
Prior names: N/A

RCSFJV2004, LLC
Prior names: RCFSJV2004, LLC
                      RFC SFJV2004, LLC
UNION TRUST MORTGAGE SERVICES, INC.
Prior names: N/A
     3. Exhibit B to Schedule VI to each Security Agreement is amended by the deletion of the following:

	Interest
	Type of	Interests Owned		% of Interests of
Pledged Interests	Interests	by Pledgor	Pledgor	Pledgor Pledged
	Limited Liability		GMAC Model Home
GMCMTH, LLC	Company	100%	Finance, LLC	100%

	Limited Liability		GMAC Model Home
KBOne, LLC	Company	100%	Finance, LLC	100%
Joinder Agreement — Additional Account Parties

	Interest
	Type of	Interests Owned		% of Interests of
Pledged Interests	Interests	by Pledgor	Pledgor	Pledgor Pledged
	Limited Liability		GMAC Model Home
LENOne, LLC	Company	100%	Finance, LLC	100%

	Limited Liability		GMAC Model Home
WPSHOne, LLC	Company	100%	Finance, LLC	100%

	Limited Liability		GMAC Model Home
RFC MHF Funding, LLC	Company	100%	Finance, LLC	100%

GMAC Model Home	Limited Liability		Residential Funding
Finance, LLC	Company	100%	Company, LLC	100%
     4. Exhibit B to Schedule VI to each Security Agreement is amended by the addition of the following:

	Interest
	Type of	Interests Owned		% of Interests of
Pledged Interests	Interests	by Pledgor	Pledgor	Pledgor Pledged
GMAC Model Home	Limited Liability	100%	Residential Funding	100%
Finance I, LLC	Company		Company, LLC

CMH Holdings, LLC	Class B Junior	100%	GMAC Model Home	100%
	Preferred Units		Finance I, LLC

DOA Properties III	Limited Liability	100%	DOA Holding	100%
(Models), LLC	Company		Properties, LLC

DOA Properties IIIB	Limited Liability	100%	DOA Holding	100%
(KB Models), LLC	Company		Properties, LLC

DOA Properties V	Limited Liability	100%	DOA Holding	100%
(Lots-CA), LLC	Company		Properties, LLC

DOA Properties VII	Limited Liability	100%	DOA Holding	100%
(Lots-NV), LLC	Company		Properties, LLC
Joinder Agreement — Additional Account Parties

	Interest
	Type of	Interests Owned		% of Interests of
Pledged Interests	Interests	by Pledgor	Pledgor	Pledgor Pledged
DOA Properties IX	Limited Liability	100%	DOA Holding	100%
(Lots-Other), LLC	Company		Properties, LLC

Residential Funding	Limited Liability	100%	Residential Funding	100%
Real Estate	Company		Company, LLC
Holdings, LLC
     5. Schedule VII to each Security Agreement is amended by the addition of the following:

Jurisdiction of
Incorporation
Parent	Subsidiary	(Subsidiary)
GMAC Home Services, LLC	Referral Network of NY/NJ, LLC	Delaware
     6. Schedule XI to each Security Agreement is amended by the addition of the following, under the heading “Additional Account Parties”:
Ameriland, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7539
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With Copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Joinder Agreement — Additional Account Parties

REG-PFH, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7539
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With Copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Home Connects Lending Services, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7539
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With Copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Joinder Agreement – Additional Account Parties

MINT I, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7539
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With Copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
MINT I VFN Holdings, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7539
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With Copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Joinder Agreement — Additional Account Parties

Eastern Massachusetts Real Estate, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7539
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With Copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Koenig & Strey Insurance Agency, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7539
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With Copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Joinder Agreement — Additional Account Parties

Koenig & Strey, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7539
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With Copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Pacific Union Real Estate Group, Ltd.
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7539
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With Copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Joinder Agreement — Additional Account Parties

Referral Network of IL, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7539
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With Copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Referral Network of Massachusetts, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7539
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With Copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Joinder Agreement — Additional Account Parties

Referral Network of NY/NJ, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7539
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With Copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Referral Network of PUREG, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7539
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With Copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Joinder Agreement — Additional Account Parties

GHS Metro NY, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7539
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With Copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
GMAC Global Relocation Services, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7539
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With Copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Joinder Agreement — Additional Account Parties

GMACR Mortgage Products, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7539
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With Copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Ditech, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7539
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With Copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Joinder Agreement — Additional Account Parties

GHS Mortgage, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7539
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With Copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Residential Consumer Services, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7539
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With Copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Joinder Agreement — Additional Account Parties

GMAC Mortgage USA Corporation
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7539
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With Copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
GMAC Real Estate, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7539
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With Copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Joinder Agreement — Additional Account Parties

Residential Funding Mortgage Securities I, Inc.
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7539
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With Copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
MFC Asset, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7539
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With Copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Joinder Agreement — Additional Account Parties

RFC Advance Depositor, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7539
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With Copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
RFC Asset Management, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7539
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With Copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Joinder Agreement — Additional Account Parties

RFC SFJV-2002, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7539
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With Copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
RCSFJV2004, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7539
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With Copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Joinder Agreement — Additional Account Parties

Union Trust Mortgage Services, Inc.
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7539
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With Copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
     7. Schedule X to each Security Agreement is amended by the addition of the following to Section (a) thereof:

	Financial
Account Owner	Institution	Account Number	Account Name
Residential Capital, LLC	Wachovia Bank, National Association	2000042911388	Residential Capital, LLC Serv Advances Concentration Account for the benefit of Wells Fargo, N.A. as Collateral Control Agent

GMAC Mortgage, LLC	Citibank, N.A.	30609909	GMAC MORTGAGE WIRE CONC

GMAC Mortgage, LLC	Deutsche Bank Trust Company Americas	00-392446	GMAC CONCENTRATION WIRE
Joinder Agreement – Additional Account Parties

	Financial
Account Owner	Institution	Account Number	Account Name
GMAC Global Relocation Services, LLC	Bank of America, N.A.	1235062264	GMAC GRS MAIN CONCENTRATION

GMAC Home Services, LLC	Bank of America, N.A.	1235117148	GMAC HOME SERVICES CONCENTRATION

GMAC Home Services, LLC	Bank of America, N.A.	1235721369	GMAC REAL ESTATE CO OWNED CONCENTRATION

GMAC Mortgage USA Corporation	Deutsche Bank Trust Company Americas	451530	GMAC Mortgage USA Corporation Concentration

Home Connects Lending Services, LLC	Bank of America, N.A.	1233904474	Home Connects Lending Svcs Concentration

GMAC Residential Holding Company, LLC	Bank of America, N.A.	990126021	GMAC Residential Hldg Corp Nevada Concentration
     8. Schedule X to each Security Agreement is amended by the addition of the following to Section (B) thereof:

Account Owner	Financial Institution	Account Number	Account Name
Ameriland, LLC	JP Morgan Chase	1106871	Ameriland LLC Disb
	Bank, N.A.

Developers of	JP Morgan Chase	1106335	Developers of Hidden
Hidden Springs, LLC	Bank, N.A.		Springs, LLC

Developers of	JP Morgan Chase	1106780	Developers of Hidden
Hidden Springs, LLC	Bank, N.A.		Springs, LLC

Joinder Agreement – Additional Account Parties

Account Owner	Financial Institution	Account Number	Account Name
Developers of	US Bank National	104756781290	Developers of Hidden
Hidden Springs, LLC	Association		Springs

Ditech, LLC	Wachovia Bank,	200001330105	Ditech, LLC
	National Association

DOA Holding	JP Morgan Chase	765905476	DOA Holdings Properties
Properties, LLC	Bank, N.A.		LLC- Operations

DOA Holding	JP Morgan Chase	765905468	DOA Holdings
Properties, LLC	Bank, N.A.		Properties-Models

Eastern	Bank of America, N.A.	1235125563	EASTERN MASSACHUSETTS
Massachusetts Real			REAL
Estate, LLC

Eastern	Bank of America, N.A.	8188213491	EASTERN MASSACHUSETTS
Massachusetts Real			REAL ESTATE COMM FUNDING
Estate, LLC

Eastern	Bank of America, N.A.	8765005853	EASTERN MASSACHUSETTS
Massachusetts Real			REAL ESTATE COMM FUNDING
Estate, LLC			Controlled

GHS Metro NY, LLC	Bank of America, N.A.	1235169543	Metro NY Lockbox

GHS Metro NY, LLC	Bank of America, N.A.	8765006188	Metro NY Controlled
			Disbursement

GHS Mortgage, LLC	JP Morgan Chase	433578	GHS MORTGAGE LLC DBA
	Bank, N.A.		WINDSOR OPERATING
Joinder Agreement – Additional Account Parties

Account Owner	Financial Institution	Account Number	Account Name
GMAC Global	Bank of America, N.A.	1235062269	GMAC GRS ELECTRONIC
Relocation			PAYMENTS
Services, LLC

GMAC Global	Citibank, N.A.	30645619	GMAC GLOBAL RELOCATION
Relocation Services, LLC

GMAC Global	Wachovia Bank,	2000003496460	GMAC Global Relocation
Relocation	National Association		Services, LLC
Services, LLC

GMAC Global	Wachovia Bank,	2014227004310	GMAC Global Relocation
Relocation	National Association		Services, LLC
Services, LLC

GMAC Home Services,	Wachovia Bank,	2000009655713	GMAC Home Services, LLC
LLC	National Association

GMAC Home Services,	Wachovia Bank,	2014217339011	GMAC Home Services, LLC
LLC	National Association

GMAC Home Services,	Wachovia Bank,	2000003392797	GMAC Home Services, LLC
LLC	National Association

GMAC Mortgage USA	Deutsche Bank Trust	00451549	GMAC Mortgage USA Corp
Corporation	Company Americas		First Mtge Wires

GMAC Mortgage USA	Deutsche Bank Trust	00451557	GMAC Mortgage USA Corp
Corporation	Company Americas		2nd Mtge
			Wires

GMAC Mortgage USA	Wachovia Bank,	2079951058907	GMAC Mortgage USA
Corporation	National Association		Corporation
Joinder Agreement – Additional Account Parties

Account Owner	Financial Institution	Account Number	Account Name
GMAC Real Estate,	Wachovia Bank,	2000009655700	GMAC Real Estate LLC
LLC	National Association

GMACR Mortgage	GMAC Bank	2210115628	GMACR Mortgage Products,
Products, LLC			LLC

Home Connects	Bank of America, N.A.	1235029415	Home Connects Lending
Lending Services,			Svcs Vendor Payments
LLC

Home Connects	Bank of America, N.A.	1235029434	Home Connects Lending
Lending Services,			Svcs Advanced Fees
LLC

Koenig & Strey	Bank of America, N.A.	1235181786	KOENIG & STREY INSURANCE
Insurance Agency,			LOCKBOX
LLC

Koenig & Strey, LLC	Bank of America, N.A.	1235181804	FORT DEARBORN LAND TITLE
			CO. LOCKBO

Koenig & Strey, LLC	Bank of America, N.A.	1235255055	KOENIG & STREY, INC.

Koenig & Strey, LLC	Bank of America, N.A.	1235576490	BUSINESS FRANCHISE
			FORMAT LOCKBOX

Koenig & Strey, LLC	Bank of America, N.A.	8765005570	BUSINESS FRANCHISE
			FORMAT CONTROLLED
			DISBURSEMENT

Koenig & Strey, LLC	Bank of America, N.A.	8765815278	KOENIG & STREY
			DISBURSEMENT

MFC Asset, LLC	US Bank National	153910012704	MFC Asset LLC
	Association
Joinder Agreement – Additional Account Parties

Account Owner	Financial Institution	Account Number	Account Name
MINT I, LLC	Bank of America, N.A.	1235729747	MINT I LLC OPERATING
			ACCOUNT

MINT I VFN	Bank of America, N.A.	1235828327	MINT I VFN HOLDINGS LLC
Holdings, LLC

Pacific Union Real	Bank of America, N.A.	1235722250	PACIFIC UNION REAL
Estate Group, Ltd.			ESTATE OPERATING

Pacific Union Real	Bank of America, N.A.	7765401325	PACIFIC UNIONS RE GROUP
Estate Group, Ltd.			COMMISSION

Referral Network of	Bank of America, N.A.	1235727941	REFERRAL NETWORK OF IL
IL, LLC			LLC

Referral Network of	Bank of America, N.A.	1235727960	REFERRAL NETWORK OF MA
Massachusetts, LLC			LLC

Referral Network of	Bank of America, N.A.	1235727946	REFERRAL NETWORK OF
NY/NJ, LLC			NY/NJ LLC

Referral Network of	Bank of America, N.A.	1235554672	Referral Network of
PUREG, Inc.			PUREG, Inc.

REG-PFH, LLC	JP Morgan Chase	1134667	Reg PFH Disbursement
	Bank, N.A.

Residential	Wachovia Bank,	752000201447570	Residential Consumer
Consumer Services,	National Association		Services, LLC
LLC
Joinder Agreement – Additional Account Parties

Account Owner	Financial Institution	Account Number	Account Name
Residential Funding	US Bank National	152100013209	Residential Funding
Mortgage Securities	Association		Mortgage
I, Inc.

RFC Advance	US Bank National	153910248415	RFC Advance Depositor Inc
Depositor, LLC	Association

RFC Asset Holdings	US Bank National	153910004800	RFC Asset Holdings 2 LLC
II, LLC	Association

RFC Asset	US Bank National	153910011920	RFC Asset Management Inc
Management, LLC	Association

RFC SFJV-2002, LLC	US Bank National	153910011938	RFC SFJV 2002 LLC
	Association

RCSFJV 2004, LLC	US Bank National	10479189443	RCSFJV2004 LLC
	Association

Union Trust	Bank of America, N.A.	1235820227	UNION TRUST MORTGAGE
Mortgage Services,			SERVICES
Inc.

Homecomings	JP Morgan Chase	1134675	PIA Operating Account
Financial, LLC	Bank, N.A.

Homecomings	JP Morgan Chase	1570696524	Corporate (HFN Servicing)
Financial, LLC	Bank, N.A.

Homecomings	JP Morgan Chase	5113180	Homecomings FNL Network
Financial, LLC	Bank, N.A.

Homecomings	JP Morgan Chase	5546028	HFN Wholesale Lending
Financial, LLC	Bank, N.A.		Master Account
Joinder Agreement – Additional Account Parties

Account Owner	Financial Institution	Account Number	Account Name
Homecomings	US Bank National	152100013217	HOMECOMINGS FINANCIAL
Financial, LLC	Association		NETWORK INC

Residential Funding	JP Morgan Chase	1099928	Residential Funding
Company, LLC	Bank, N.A.		Company, LLC Corporate
			Operations

Residential Funding	JP Morgan Chase	1106863	Ameriland LLC
Company, LLC	Bank, N.A.

Residential Funding	JP Morgan Chase	1103613
Company, LLC	Bank, N.A.

Residential Funding	JP Morgan Chase	5218640
Company, LLC	Bank, N.A.

Residential Funding	JP Morgan Chase	708081617	GMAC RFC, LLC Master
Company, LLC	Bank, N.A.		Servicing Operating
			Account

Residential Funding	JP Morgan Chase	5750873
Company, LLC	Bank, N.A.

Residential Funding	JP Morgan Chase	5315476
Company, LLC	Bank, N.A.

Residential Funding	JP Morgan Chase	777175639
Company, LLC	Bank, N.A.

Residential Funding	JP Morgan Chase	5573416
Company, LLC	Bank, N.A.
Joinder Agreement – Additional Account Parties

Account Owner	Financial Institution	Account Number	Account Name
Residential Funding	US Bank National	104756807830	RESIDENTIAL FUNDING
Company, LLC	Association		COMPANY, LLC

Residential Funding	US Bank National	104757811591	RESIDENTIAL FUNDING
Company, LLC	Association		COMPANY, LLC

Residential Funding	US Bank National	152100013191	RESIDENTIAL FUNDING
Company, LLC	Association		COMPANY, LLC

Residential Funding	Wachovia Bank,	200014428825	Residential Funding
Company, LLC	National Association		Company, LLC

Residential Funding	Wachovia Bank,	200041714706	Residential Funding
Company, LLC	National Association		Company, LLC

Residential Funding	State Street Bank	00076174	RFC Principal Inv.
Company, LLC	and Trust Company		Activities

Residential Funding	State Street Bank	00100453	RFAH Principal Inv.
Company, LLC	and Trust Company		Activities Loans

Residential Funding	State Street Bank	00100446	RFC Asset Holdings II,
Company, LLC	and Trust Company		LLC

Residential Funding	State Street Bank	00100461	GMAC-RFC, LLC Securities
Company, LLC	and Trust Company
Joinder Agreement – Additional Account Parties

Account Owner	Financial Institution	Account Number	Account Name
Residential Funding	State Street Bank	BGLJ	RFC Principal Inv.
Company, LLC	and Trust Company		Activities

Residential Funding	State Street Bank	BGLG	RFC Asset Holdings II,
Company, LLC	and Trust Company		LLC

Residential Funding	State Street Bank	BGLF	RFC Asset Holdings II,
Company, LLC	and Trust Company		LLC

Residential Funding	State Street Bank	BGLM	GMAC-RFC, LLC SECURITIES
Company, LLC	and Trust Company

GMAC Mortgage, LLC	Citibank, N.A.	30609933	GMAC WHOLESALE LENDING

GMAC Mortgage, LLC	Bank of America, N.A.	1235572058	GMAC Mortgage Corp
Conventional Rehab Funds

GMAC Mortgage, LLC	Bank of America, N.A.	7765600532	GMAC MORTGAGE CORP

GMAC Mortgage, LLC	Deutsche Bank Trust	00-318756	GMAC MORTGAGE CORPORATION
Company Americas

GMAC Mortgage, LLC	Deutsche Bank Trust	00-330608	GMAC MTG CORP/DITECH WIR
Company Americas

GMAC Mortgage, LLC	Deutsche Bank Trust	00-374678	GMAC MORTGAGE CORPORATION
Company Americas

GMAC Mortgage, LLC	Deutsche Bank Trust	00-389706	GMAC HOME EQUITY FUNDING
Company Americas
Joinder Agreement – Additional Account Parties

Account Owner	Financial Institution	Account Number	Account Name
GMAC Mortgage, LLC	Deutsche Bank Trust	00-407599	GMAC BTCHEQUE MASTER FUN
	Company Americas

GMAC Mortgage, LLC	Wachovia Bank,	2000011901617	GMAC Mortgage, LLC
	National Association

GMAC Mortgage, LLC	Wachovia Bank,	2079950083067	GMAC Mortgage, LLC
	National Association

GMAC Mortgage, LLC	Wachovia Bank,	2079950061474	GMAC Mortgage, LLC
	National Association

GMAC Mortgage, LLC	Wachovia Bank,	2100003045229	GMAC Mortgage, LLC
	National Association

GMAC Mortgage, LLC	Wachovia Bank,	2079950061461	GMAC Mortgage, LLC
	National Association

GMAC Mortgage, LLC	Wachovia Bank,	2100012764397	GMAC Mortgage, LLC
	National Association

GMAC Mortgage, LLC	Wachovia Bank,	2000042900616	GMAC Mortgage, LLC
	National Association

Residential	Citibank, N.A.	11215175	Residential Capital LLC
Capital, LLC			EUR Operating

Residential	Citibank, N.A.	11215183	Residential Capital LLC
Capital, LLC			GBP Operating

Residential	Citibank, N.A.	11216643	Residential Capital LLC
Capital, LLC			MXN Operating

Residential	Citibank, N.A.	11902075	Residential Capital LLC
Capital, LLC			CAD Operating
Joinder Agreement – Additional Account Parties

Account Owner	Financial Institution	Account Number	Account Name
Residential	Citibank, N.A.	11902083	Residential Capital LLC
Capital, LLC			AUD Operating

Residential	JP Morgan Chase	701325011
Capital, LLC	Bank, N.A.

Residential	Bank of America, N.A.	1235469131
Capital, LLC

Residential	Bank of America, N.A.	0 1235582255
Capital, LLC

Residential	Evergreen Service	497-1009371602	Residential Capital, LLC
Capital, LLC	Company, LLC

Residential	Evergreen Service	497-1009371627	Residential Capital, LLC
Capital, LLC	Company, LLC

GMAC Residential	Bank of America, N.A.	1235617150	GMAC RESIDENTIAL HOLDING
Holding Company, LLC
Joinder Agreement – Additional Account Parties